EXHIBIT 4.1

INCORPORATED UNDER THE BUSINESS CORPORATIONS ACT OF ALBERTA

BAYTEX

ENERGY CORP.

NUMBER

VT123456

SHARES

*0**************
0***********
0*********
****0***********
*****0**********

THIS CERTIFIES THAT

* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456
* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456
* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456
* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456
* * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN
VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456 * * * SPECIMEN VT123456 123456

SPECIMEN

CUSIP	07317Q105
ISIN	CA07317Q1054

is the registered holder of

* * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *
zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * * zero * *

zero

FULLY PAID AND NON-ASSESSABLE COMMON SHARES IN THE CAPITAL OF

BAYTEX ENERGY CORP.

transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar of the Corporation.

In Witness Whereof the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers.

DATED: December 10, 2010

PRESIDENT & CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
VALIANT TRUST COMPANY
TRANSFER AGENT AND REGISTRAR, CALGARY, ALBERTA,
TORONTO, ONTARIO AND VANCOUVER, BRITISH COLUMBIA

CHIEF FINANCIAL OFFICER

By ______________________________

AUTHORIZED OFFICER

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE AT THE OFFICES OF VALIANT TRUST COMPANY IN CALGARY, ALBERTA, TORONTO, ONTARIO AND VANCOUVER, BRITISH COLUMBIA